Exhibit 10.11

FIRST AMENDMENT OF CREDIT AGREEMENT

This First Amendment of Credit Agreement (the “First Amendment”) is entered into on December 13, 2010, among TRIPWIRE, INC. (“Tripwire”), as borrower, and U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank,” or “Agent,” as applicable) and SILICON VALLEY BANK (“SVB”), as lenders.

RECITALS

A. U.S. Bank and Tripwire are parties to a Credit Agreement (the “Credit Agreement”) dated as of October 21, 2010.

B. Capitalized terms used in this First Amendment that are not defined herein have the meaning assigned to those terms in the Credit Agreement.

C. SVB wants to become a Lender by purchasing a portion of U.S. Bank’s Commitment. U.S. Bank is prepared to sell and assign a portion of its Commitment to SVB, as more particularly specified in this First Amendment. In addition, the parties to this First Amendment wish to modify and amend the definition of Required Lenders.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties to this First Amendment agree as follows:

TERMS AND CONDITIONS

SECTION I

CONDITIONS PRECEDENT

1.1 Conditions Precedent. This First Amendment shall not be effective unless the following events occur on or before December 31, 2010:

(a) Tripwire and the Lenders shall have executed this First Amendment and delivered it to the Agent;

(b) SVB and U.S. Bank shall have executed the Assignment and Assumption Agreement referred to in paragraph 2.2 of this First Amendment and delivered it to the Agent;

(c) Tripwire and the Agent shall have acknowledged their consent to the sale and assignment by U.S. Bank to SVB of a portion of U.S. Bank’s Commitment by signing the form of consent on the Assignment and Assumption Agreement; and

(d) Tripwire shall have executed and delivered to the Agent the New Notes (as that term is defined in paragraph 2.4 of this First Amendment).

If the above described conditions precedent are not satisfied by December 31, 2010 (or waived by the Agent in writing in its sole and absolute discretion), this First Amendment shall not be effective and the parties’ rights and obligations shall continue to be governed by the Credit Agreement and the other Loan Documents (without giving effect to this First Amendment). The date on which all of the foregoing conditions precedent are satisfied (provided that such date is on or before December 31, 2010) is referred to in this First Amendment as the “First Amendment Effective Date.”

SECTION II

ADDITION OF SVB AS A LENDER

2.1 Addition of SVB as a Lender. Effective as of the First Amendment Effective Date, SVB shall become a Lender under the Credit Agreement and SVB shall have all of the rights and obligations of a Lender under the Credit Agreement. The Lenders’ Commitments as of the First Amendment Effective Date are set forth in revised Schedule 3.1 to the Credit Agreement, which is attached to this First Amendment as Exhibit A.

2.2 Execution of Assignment and Assumption Agreement. On or before the First Amendment Effective Date, U.S. Bank and SVB will enter into an Assignment and Assumption Agreement identifying the amount of the Commitment that U.S. Bank is selling and assigning to SVB and that SVB is purchasing and assuming from U.S. Bank.

2.3 The Commitments of the Lenders. Schedule 3.1 of the Credit Agreement, which sets forth the Commitments of the Lenders by Dollar amount and as a percentage of the total Commitment, hereby is amended by deleting it in its entirety and replacing it with the new version of Schedule 3.1 that is attached to this First Amendment as Exhibit A.

2.4 The New Notes. On or before the First Amendment Effective Date, Tripwire shall execute promissory notes (the “New Notes”) in favor of U.S. Bank and SVB in the amount of each Lender’s Commitment and shall deliver the New Notes to the Agent. Promptly thereafter, the Agent shall deliver to U.S. Bank and SVB the New Note in favor of each such Lender.

SECTION III

MISCELLANEOUS PROVISIONS

3.1 Revised Defined Term. The definition of the term Required Lenders in Section 1.1 of the Credit Agreement hereby is modified, amended, and restated as follows:

““Required Lenders” means, as of the date of determination, two or more Lenders that (a) hold in the aggregate more than 50 percent of the Aggregate Commitment, and (b) shall include (i) U.S. Bank, if U.S. Bank holds at least 20 percent of the Aggregate Commitment, and (ii) SVB, if SVB holds at least 20 percent of the Aggregate Commitment. If the Commitments have expired or have been terminated by the Lenders, Required Lenders means Lenders that

(y) hold in the aggregate more than 50 percent of the Total Outstandings, and (z) shall include (i) U.S. Bank, if U.S. Bank holds at least 20 percent of the Aggregate Commitment, and (ii) SVB, if SVB holds at least 20 percent of the Aggregate Commitment. For purposes of this definition, the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations shall be deemed to be “held” by such Lender. The Commitment of, and the portion of the Total Outstandings held (or deemed held) by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.”

3.2 Revised Notice Schedule. Schedule 15.8 of the Credit Agreement, which sets forth the addresses for notice to the parties to the Credit Agreement, hereby is amended by deleting it in its entirety and replacing it with the new version of Schedule 15.8 that is attached to this First Amendment as Exhibit B.

SECTION IV

GENERAL TERMS

4.1 Continued Effectiveness of the Loan Documents. The Lenders and Tripwire acknowledge that the Loan Documents remain in full force and effect and are binding and enforceable in accordance with their terms (as modified hereby). Following the execution of this First Amendment by Tripwire and the Lenders, references in the Credit Agreement to the “Agreement” shall mean the Credit Agreement, as amended by this First Amendment.

4.2 Representations and Warranties; No Default. Tripwire hereby represents and warrants to the Lenders that (a) all of the representations and warranties of Tripwire set forth in the Credit Agreement are true and correct as of the date of this First Amendment, and (b) no Default or Event of Default has occurred and is continuing as of the date of this First Amendment.

4.3 Captions. Any captions for the sections of this First Amendment are for convenience only and do not control or affect the meaning or construction of any of the provisions of this First Amendment.

4.4 Severability. If any term, condition, or provision of this First Amendment, or any other document or instrument referred to in this First Amendment, is held invalid for any reason, such offending term, condition, or provision shall be stricken therefrom, and the remainder of this First Amendment shall not be affected thereby.

4.5 Negotiated Agreement. This First Amendment is a negotiated agreement. In the event of any ambiguity in this First Amendment, such ambiguity shall not be subject to a rule of contract interpretation that would cause the ambiguity to be construed against any of the parties to this First Amendment.

4.6 Voluntary and Entire Agreement. The only consideration for the execution of this First Amendment is the consideration expressly recited herein. The Credit Agreement (as modified and amended by this First Amendment) and the Loan Documents set forth and constitute the entire agreement among the Lenders and Tripwire with respect to the Loans, the Letters of Credit, and the Collateral. No oral promise or agreement of any kind or nature, other than those that have been reduced to writing and set forth in this First Amendment or in the other written agreements among the Lenders and Tripwire, has been made among the Lenders and Tripwire. Tripwire acknowledges that it has been represented (or has had the opportunity to be represented) by legal counsel in connection with the negotiation and execution of this First Amendment and the other agreements and instruments referred to in this First Amendment. Tripwire voluntarily executed this First Amendment and the other agreements and instruments referred to in this First Amendment.

4.7 Construction and Conflict with Other Agreements. In the event of any conflict between the terms of this First Amendment and the terms of any other agreements or instruments referred to in this First Amendment, the terms of this First Amendment shall control.

4.8 Waiver of Jury Trial. EACH PARTY TO THIS FIRST AMENDMENT HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY OF ANY CLAIMS IT HAS OR HEREAFTER MAY HAVE AGAINST EACH OTHER PARTY TO THIS FIRST AMENDMENT (INCLUDING CROSS-CLAIMS AND COUNTERCLAIMS), WHETHER ANY SUCH CLAIM ARISES OUT OF CONTRACT, TORT, OR OTHERWISE AND WHETHER ANY SUCH CLAIM ARISES BEFORE OR AFTER THE DATE OF THIS FIRST AMENDMENT.

4.9 Applicable Law. This First Amendment, the Credit Agreement, and any other instruments or agreements required or contemplated under this First Amendment shall be governed by and construed under the laws of the state of Oregon, without regard to principles of conflicts of law.

4.10 Writing Requirement. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY THE LENDERS CONCERNING LOANS AND OTHER CREDIT EXTENSIONS THAT ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

U.S. BANK NATIONAL ASSOCIATION, as the Agent, the Issuing Bank, and a Lender		TRIPWIRE, INC.

By	/S/ Brianne M. Bennett	By	/S/ Kelly E. Lang
	Brianne M. Bennett		Name: Kelly E. Lang
	Vice President		Title: Chief Financial Officer

SILICON VALLEY BANK

By	/S/ Todd Hardy
Name: Todd Hardy
Title: Relationship Manager

EXHIBIT A

SCHEDULE 3.1

Commitments of the Lenders

	Commitment	Applicable Percentage
U.S. Bank National Association	$17,857,500.00	71.430000000000
Silicon Valley Bank	$7,142,500.00	28.570000000000

Total Commitments	$25,000,000.00	100.000000000000

EXHIBIT B

SCHEDULE 15.8

Addresses for Notices

TRIPWIRE:	Tripwire, Inc.
Suite 1500
101 S.W. Main Street
Portland, Oregon 97204
	Attention:	Robert McCarthy
Vice President Finance
	Telephone:	(503) 276-7544
	Telecopier:	(503) 276-7644

U.S. BANK (as the Administrative Agent,	U.S. Bank National Association
a Lender, and the Issuing Bank):	Oregon Commercial Banking Division
Suite 400
111 S.W. Fifth Avenue
Portland, Oregon 97204
	Attention:	Ms. Brianne M. Bennett
Vice President
	Telephone:	(503) 275-5386
	Telecopier:	(503) 275-5795

SVB:	Silicon Valley Bank
Suite 240
8705 S.W. Nimbus Street
Beaverton, Oregon 97008
	Attention:	Mr. Ron Sherman
Senior Relationship Manager
	Telephone:	(503) 574-3706
	Telecopier:	(503) 526-0818